                          GRAPHIC INDUSTRIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 18, 1994, and does hereby appoint Mark C. Pope III and Mark C. Pope IV, and either of them, with full power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of Graphic Industries, Inc. Class B Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Graphic Industries, Inc., to be held at Hotel Nikko Atlanta, 3300 Peachtree Road, Atlanta, Georgia, at 10:00 a.m., local time, on May 19, 1994, and any adjournment(s) thereof:

1.  Election of Directors:

    [_] FOR all nominees listed below
        (except as marked to the contrary below)

    [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

M. Pope III; M. Pope IV; W. Wood; J. Pope; C. Pope; A. Herring; and J. Hatcher.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


- -------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or our any adjournment thereof.

This Proxy may be revoked at any time prior to the voting thereof.

                         PLEASE SIGN ON OTHER SIDE.

         PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

This Proxy, when properly executed, will be voted in accordance with the directors given by the undersigned shareholder. If no direction is made, it will be voted in favor of Proposal 1.

                                   ______________ Shares Class B Common

                                                     (Signature(s))


                                   ____________________________________________

                                   ____________________________________________

                                   Date:_________________________________, 1994

                                   Please sign exactly as your name(s) appear hereon, and when signing as attorney, executor, administator, trustee or guardian, give your full title as such. If the stock is held in the name of more than one person, all holders should sign. If the signatory is a corporation, sign the full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.

                          GRAPHIC INDUSTRIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 18, 1994, and does hereby appoint Mark C. Pope III and Mark C. Pope IV, and either of them, with full power of substitution, as proxy or proxies of the undersigned to represent the undersigned and to vote all shares of Graphic Industries, Inc. Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Graphic Industries, Inc., to be held at Hotel Nikko Atlanta, 3300 Peachtree Road, Atlanta, Georgia, at 10:00 a.m., local time, on May 19, 1994, and any adjournment(s) thereof:

1.  Election of Directors:

[ ] FOR all nominees listed below
    (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

                 C. Kirtland; R. Strayhorn; and W. Andrews.

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

- --------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

This Proxy may be revoked at any time prior to the voting thereof.

                         PLEASE SIGN ON OTHER SIDE.

          PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

This Proxy, when properly executed, will be voted in accordance with the directors given by the undersigned shareholder. If no direction is made, it will be voted in favor of Proposal 1.

                                       __________ Shares Common Stock

                                                      (Signature(s))
                                       _______________________________________

                                       _______________________________________

                                       Date: __________________________ , 1994

                                       Please sign exactly as your name(s)
                                       appear hereon, and when signing as
                                       attorney, executor, administator,
                                       trustee or guardian, give your full
                                       title as such. If the stock is held in
                                       the name of more than one person, all
                                       holders should sign. If the signatory
                                       is a corporation, sign the full
                                       corporate name by a duly authorized
                                       officer. If a partnership, sign in
                                       partnership name by authorized person.